SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

19. SUBSEQUENT EVENTS

1)	Closing of A Registered Direct Offering

On October 5, 2020, the Company completed the issuance of 1,507,538 ADSs (representing 3,015,076 Class A Ordinary Shares), at a purchase price of $3.98 per ADS, in a registered direct offering. The Company also issued to the investors registered warrants to purchase up to an aggregate amount of 603,016 ADSs (representing 1,206,032 Class A ordinary shares). The net proceeds from the offering, after deducting the placement agent fees and other offering expenses, was approximately US$ 5,250.

2)	Additional Loans to Dongyuan

In October 2020, the Group entered into an additional loan agreement with Dongyuan. The principal was RMB 10,000 with an annual interest rate at 5% and the due date is April 12, 2021.

The Company has not identified any other events with a  material financial impact on the Group’s consolidated financial statements.